UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/22/2008

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31262

Delaware	01-0609375
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

622 Third Avenue, 37th Floor
New York, NY 10017
(Address of principal executive offices, including zip code)

(212) 885-2500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

At a meeting of the Board of Directors (the "Board") of Asbury Automotive Group, Inc. (the "Company") on July 22, 2008, the Board declared a quarterly dividend of $0.225 per share payable on August 22, 2008, to shareholders of record as of August 1, 2008.

On July 23, 2008, the Company issued a press release announcing such dividend payment, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.

Exhibit No.                Description

99.1        Press Release dated July 23, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asbury Automotive Group, Inc.

Date: July 24, 2008	By:	/s/ Lynne A. Burgess
Lynne A. Burgess
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 23, 2008